SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2005
                                                         ---------------



                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)



          DELAWARE                     001-32410              98-0420726
------------------------------  ----------------------  ------------------------
(State or other jurisdiction        (Commission File        (IRS Employer
     of incorporation)                   Number)          Identification No.)


                 1601 West LBJ Freeway, Dallas, Texas 75234-6034
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                          ---------------

                                 Not Applicable
                                 ---------------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events.

        On March 8, 2005, Celanese Corporation (the "Company") issued a press release announcing that it has declared a special cash dividend and a special stock dividend to holders of the Company's Series B common stock of record as of March 8, 2005. The dividends were declared in accordance with the company's previous disclosure in its registration statement on Form S-1 filed with the Securities and Exchange Commission in connection with the company's IPO on January 21, 2005. The cash dividend, in the amount of $803,594,144.00, is payable on April 7, 2005, and the stock dividend of 7,500,000 shares of the company's Series A common stock is payable on March 9, 2005. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as
Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

Item 9.01.     Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated March 8, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        CELANESE CORPORATION


                                         By:         /s/ Corliss J. Nelson
                                             -----------------------------------
                                            Name:   Corliss J. Nelson
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer




Date: March 9, 2005

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press Release dated March 8, 2005